                                                                    EXHIBIT 99.1

 STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

         The undersigned, Martin A. Thomson, is the President and Chief Executive Officer of Alpena Bancshares, Inc. (the "Company").

         This statement is being furnished in connection with the filing by the Company of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Report").

         By execution of this statement, I certify that:

                  A)       the Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

                  B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

         This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.



April 28, 2003                              /s/ Martin A. Thomson
------------------                         -----------------------------------
Dated                                      Martin A. Thomson

                                                                    EXHIBIT 99.1

 STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

         The undersigned, Michael W. Mahler, is the Chief Financial Officer of Alpena Bancshares, Inc. (the "Company").

         This statement is being furnished in connection with the filing by the Company of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Report").

         By execution of this statement, I certify that:

                  C)       the Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

                  D) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

         This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.



April 28, 2003                              /s/ Michael W. Mahler
------------------                         -----------------------------------
Dated                                      Michael W. Mahler